UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2026

INTERNATIONAL TOWER HILL MINES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	98-0668474
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1570-200 Burrard Street
Vancouver, British Columbia, Canada	V6C 3L6
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-6332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Shares, no par value	THM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2026, International Tower Hill Mines Ltd. (the “Company”) held its 2026 Annual General Meeting of Shareholders. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 8, 2026.

Proposal One - Election of Directors.

The shareholders elected all seven nominees named in the proxy statement. The voting results were as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Andrew Cole	180,904,656	365,845	24,284,001
Anton Drescher	149,303,949	31,966,548	24,284,005
Karl Hanneman	180,904,426	366,071	24,284,005
Stuart Harshaw	149,586,237	31,684,259	24,284,006
Marcelo Kim	176,793,873	4,476,624	24,284,005
Edel Tully	180,880,252	390,245	24,284,005
Thomas Weng	170,095,997	11,174,499	24,284,006

As all directors received greater than 50% of the votes cast, no director is required to submit his resignation pursuant to the Company’s “Majority Voting in Director Elections” Policy.

Proposal Two - Ratification of the Appointment and Compensation of the Company’s Auditors.

The shareholders ratified the appointment of Davidson & Company LLP as auditors/independent registered public accountants for the Company for the fiscal year ending December 31, 2026. In accordance with the Articles of the Company, the directors were also authorized to fix the auditors’ remuneration. The voting results were as follows:

Votes Cast For	Votes Withheld
205,175,870	378,627

Proposal Three - Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
180,276,425	743,128	250,943	24,284,006

Proposal Four – Advisory Vote on the Frequency of Shareholders’ votes on the Compensation of the Company’s Named Executive Officers’.

Upon the taking of a non-binding vote by ballot, the following results on the question of the desired frequency of future votes on the Compensation of the Company’s named executive officers (1 year, 2 years, 3 years or abstain) were obtained:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
180,602,181	172,633	333,508	162,175	24,284,005

In light of the voting results, the Company plans to hold future non-binding votes on the compensation of the Company’s named executive officers annually, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interest of the Company and its shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: May 29, 2026	By:	/s/ Karl Hanneman
	Name:	Karl Hanneman
	Title:	President and Chief Executive Officer